EXHIBIT 32.1

CERTIFICATION PURSUANT TO

 18 U.S.C. §1350,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with NextMart, Inc.’s (the “Company”) Annual Report on Form 10-K for the fiscal year ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”),the undersigned officers of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

NextMart, Inc.

/s/ Wang Yihan

Wang Yihan

Chief Executive Officer

Date: January 13, 2011

/s/ Carl Zhou

Carla Zhou

Chief Financial Officer

Date January 13, 2011